UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2012

Comfort Systems USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13011	76-0526487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

675 Bering, Suite 400 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 830-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2012, the Board of Directors (the “Board”) of Comfort Systems USA, Inc. (the “Company”) amended the Company’s bylaws (the “Amended Bylaws”). The amendments fall into four categories: (i) revisions to conform the titles and descriptions of the responsibilities of the officers of the Company to the titles and duties currently in use by the Company, (ii) revisions to clarify the position of Chairman of the Board and clarify board leadership in the absence of an elected Chairman of the Board, (iii) revisions to the stockholder notice provisions to require disclosure of derivative positions and certain other relationships the proponent might have, and (iv) revisions to clarify that e-mail can be used as a writing.  The revisions to the Amended Bylaws are characterized below:

•                  In Article I, Section 3, the provisions of the bylaws specifying the procedures for a stockholder to nominate a candidate for the Board of Directors or propose other business to be considered at an annual meeting of stockholders were revised to require disclosure of derivative positions and other relationships the stockholder proponent might have;

•                  In Article II, additional language was included to clarify that email can be used as a writing to provide notice of a special meeting and to indicate a Board member’s consent to action taken without a meeting;

•                  In Article II, provisions were added to clarify and better reflect the position of Chairman of the Board, and to provide that the Lead Director will have the duties assigned to the Chairman of the Board in the absence of an elected Chairman;

•                  Article IV has been revised to more accurately reflect the Company’s current officer structure by formally creating the position of Chief Financial Officer and providing that the Chief Financial Officer will have general charge and supervision of the financial affairs of the Company and perform any other duties assigned by the Board of Directors or the Chief Executive Officer; and

•                  In Articles VI and VII, certain revisions were made to reflect that the Chief Financial Officer may sign certificates of shares of stock of the Company, sign contracts on behalf of the Company, and take other actions on the Company’s behalf as already provided for the Company’s other named officers.

The Amended Bylaws became effective on March 21, 2012. The foregoing summary description of the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01        Financial Statement and Exhibits.

(d)                     Exhibits.

3.1                                                       Amended and Restated Bylaws of Comfort Systems USA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

	By:	/s/ Trent T. McKenna
Trent T. McKenna, Vice President and
General Counsel

Date: March 26, 2012

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

3.1	Amended and Restated Bylaws of Comfort Systems USA, Inc.